Fifth Third Bancorp Annual Meeting of Shareholders April 17, 2018 Please refer to earnings release dated January 23, 2018 and 10-K dated February 28, 2018 for further information about our performance in 2017, including full-year results reported on a U.S. GAAP basis. Exhibit 99.1

Cautionary statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K, as updated by our Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this document. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) deteriorating credit quality; (2) loan concentration by location or industry of borrowers or collateral; (3) problems encountered by other financial institutions; (4) inadequate sources of funding or liquidity; (5) unfavorable actions of rating agencies; (6) inability to maintain or grow deposits; (7) limitations on the ability to receive dividends from subsidiaries; (8) cyber-security risks; (9) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (10) failures by third-party service providers; (11) inability to manage strategic initiatives and/or organizational changes; (12) inability to implement technology system enhancements; (13) failure of internal controls and other risk management systems; (14) losses related to fraud, theft or violence; (15) inability to attract and retain skilled personnel; (16) adverse impacts of government regulation; (17) governmental or regulatory changes or other actions; (18) failures to meet applicable capital requirements; (19) regulatory objections to Fifth Third’s capital plan; (20) regulation of Fifth Third’s derivatives activities; (21) regulatory objections to Fifth Third’s resolution plan; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) changes in LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of Vantiv Holding, LLC or other investments or acquired entities; (39) difficulties from or changes in Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv Holding, LLC; (40) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (41) inaccuracies or other failures from the use of models; (42) effects of critical accounting policies and judgments or the use of inaccurate estimates; (43) weather related events or other natural disasters; and (44) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

Strong 2017 financial performance $2.2 billion net income Higher net interest income and noninterest income Stable expenses and disciplined cost management Improved credit metrics Lower net charge-offs Lower non-performing assets Lower criticized assets Strong balance sheet Common equity tier 1 capital ratio of 10.6% Very strong liquidity position Significant return of capital to shareholders 13% increase in dividends per share Share repurchases of $1.6BN $1 billion+ pre-tax Vantiv (WorldPay) gain Generated substantial gain from sale of Vantiv (WorldPay) stake Over $5 billion in gains harvested since joint venture Ongoing improvement in all NorthStar financial targets

Continuing the solid share price performance and dividend growth Common dividend per share BKX1 52.4% FITB 58.5% S&P500 36.4% Total shareholder return 1/1/2016 - 12/31/2017, including dividends (source: Bloomberg) CCAR authorization to increase dividend to $0.18 in 2Q18 (38% higher than 1Q16) NorthStar Announced Share price outperformance and significant growth in dividends 1KBW Bank Stock Index

Fifth Third is Committed to the following sustainability goals, to be achieved by 2022: Reduce energy use by 25 percent Reduce greenhouse gas emissions by 25 percent Reduce landfill waste by 20 percent Reduce water usage by 20 percent Purchase 100 percent renewable power Making lives a Fifth Third better $30 billion Community Commitment Environmental Sustainability $15 billion as of December 2017 (nearly 30% ahead of plan) $7.1 Million donated to United Way More than $500,000 donated towards Hurricane Disaster Relief Efforts 1 Million meals provided to the Hungry Community Reinvestment Act (CRA) rating upgraded to Outstanding *metric tons Fifth Third has signed a contract to achieve 100% solar power by the end of this year. That’s about 194,000 megawatt hours of clean energy per year

Recent accolades Employees Customers and Suppliers

Strategic priorities 1 Growing profitable and enduring relationships 2 Continuously improving the customer experience 4 Leveraging digital technology to grow revenue and increase efficiency 3 Prudent capital and liquidity management Focused on creating long term shareholder value